Exhibit 10.19
June 10, 2011
Molycorp, Inc.
5619 DTC Parkway Suite 1000
Greenwood Village, CO
80111
The Selling Stockholders referred to in Schedule I hereto
Computershare Trust Company, N.A., as Custodian
250 Royall Street
Canton, MA 02021
Attention: Stephanie Manzanares
Dear Sir/Madam:
As representatives of the several underwriters (the “Underwriters”) listed in Schedule III to the Underwriting Agreement dated June 9, 2011(the “Underwriting Agreement”) among Molycorp, Inc. (the “Company”), ourselves, as representatives of the Underwriters listed in Schedule III thereto, and the selling stockholders named in Schedule I thereto, we hereby advise you that the Underwriters have determined to exercise the option granted to them in the Underwriting Agreement to purchase 1,500,000 additional shares of the Company’s common stock.
The Underwriters designate June 15, 2011 as the Option Closing Date pursuant to the Underwriting Agreement.
[Signature Page Follows]

Very truly yours, J.P. MORGAN SECURITIES LLC MORGAN STANLEY & CO LLC As representatives of the several Underwriters
By:	J.P. Morgan Securities LLC

By:	/s/ Eddy Allegaert
Name:	Eddy Allegaert
Title:	Managing Director